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                                                            EXHIBIT 23.2
                                                            ------------


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To SEI Investments Company:

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of SEI Investments Company on Form S-8 of our report dated September 24, 1997 on SEI Investments Capital Accumulation Plan included in its 1996 Annual Report on Form 11-K and to all references to our firm included in this Registration Statement.


                                   /s/ ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
December 2, 1997